SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2005

Date of earliest event reported: December 27, 2004

Great Wolf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51064

(Commission File Number)

51-0510250

(IRS Employer Identification Number)

122 West Washington Avenue, Madison, Wisconsin 53703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (608) 251-6400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Explanatory Note
Item 9.01. Financial Statements and Exhibits
Signatures
CONSENT OF DELOITTE & TOUCHE LLP
CONSENT OF RUBIN, BROWN, GORNSTEIN AND CO. LLP

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) of Great Wolf Resorts, Inc., a Delaware corporation (the “Company” or the “Registrant”), is being filed to incorporate by reference certain required financial information concerning the Registrant and its predecessor entities. On December 27, 2004, the Company filed a Current Report on Form 8-K relating to, among other things, (i) the execution of a Revolving Credit Agreement among the Company, GWR Operating Partnership, L.L.L.P., the Subsidiary Guarantors named therein, Citicorp North America, Inc., Societe Generale, Citigroup Global Markets, Inc., SG Americas Securities LLC and Calyon New York Branch, (ii) the execution of a Loan Agreement among two wholly owned subsidiaries of the Company, Citigroup Global Markets Realty Corp. and The Travelers Insurance Company, (iii) the consummation of the formation transactions concurrently with the closing of the Company’s initial public offering of common stock, and the issuance of shares of the Company’s common stock in relation thereto, and (iv) the appointment of certain individuals to serve on the Company’s board of directors, effective December 20, 2004.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, this Amendment includes only Item 9.01 “Financial Statements and Exhibits.” Except as identified in the prior sentence, no other items included in the original Current Report on Form 8-K have been amended, and such items remain in effect as of the filing date of the original Current Report on Form 8-K on December 27, 2004. Additionally, this Current Report on Form 8-K does not purport to provide an update or a discussion of any other developments at the Company subsequent to the original filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Reference is made to the section entitled “Great Wolf Resorts, Inc. and Subsidiaries — Historical Financial Statements,” “Great Lakes Predecessor Historical Information” and “Dells/Sandusky Historical Information” in the Registrant’s Registration Statement on Form S-1 (File No. 333-122208), as filed with the Commission on January 21, 2005, the contents of which sections are incorporated into this Item 9.01 by reference.

(b)	Pro Forma Financial Information

Reference is made to the section entitled “Great Wolf Resorts, Inc. and Subsidiaries — Unaudited Pro Forma Condensed Consolidated Financial Statements” in the Registrant’s Registration Statement on Form S-1 (File No. 333-122208), as filed with the Commission on January 21, 2005, the contents of which sections are incorporated into this Item 9.01 by reference.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
23.1 —	Consent of Deloitte & Touche LLP

23.2 —	Consent of Rubin, Brown, Gornstein & Co. LLP

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2005

	GREAT	WOLF RESORTS, INC.

	By:	/s/ J. Michael Schroeder

J. Michael Schroeder General Counsel and Corporate Secretary